UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest event Reported): September 1, 2013


                                NEVADA GOLD CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-53724                      N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

              2683 Via de la Valle, Suite G418, Del Mar, CA, 92014
                    (Address of principal executive offices)

                                 (858) 367-9008
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to "we," "our," "us," "our company," "the Company," "Nevada Gold" or the "Registrant" refer to Nevada Gold Corp., a Delaware corporation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As more fully described in Item 2.01 below, effective September 1, 2013 we entered into an Option Agreement with Western States Silver, LLC. Pursuant to the terms of the agreement our company has the option to acquire a 75% undivided interest in a former producing high grade silver, lead and gold mine known as the Diamond Jim Property in Elko County, Nevada. The property consists of 35 claims and is located in northeastern Nevada, 20 miles south of the Idaho border, 69 miles north of the city of Elko and 260 miles northeast of the city of Reno.

In order for our company to acquire the 75% interest in the property, our company has the following obligations:

     *    $5,000 payment to Western States Silver, LLC on September 30, 2013;

     * a minimum work expenditure of $120,000 in the first year of the Option Agreement;

     * a minimum work expenditure of $250,000 in the second year of the Option Agreement;

     * a minimum work expenditure of $350,000 in the third year of the Option Agreement; and

     * a minimum work expenditure of $1,250,000 in the fourth year of the Option Agreement.

A full description of the Diamond Jim Property is available further in this Current Report, under the heading "Description of Property". A full copy of the Option Agreement is attached as Exhibit 10.1 to our current report on Form 8-K dated September 1, 2013 and is incorporated by reference herein.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

                          ACQUISITION OF MINERAL RIGHTS

As described in Item 1.01 above, effective September 1, 2012, we entered into an Option Agreement with Western States Silver, LLC.

                         CORPORATE HISTORY AND STRUCTURE

OUR CORPORATE HISTORY AND BACKGROUND

We were incorporated under the laws of the State of Nevada on January 22, 2007. Our company was formed to engage in the acquisition, exploration and development of natural resource properties.

On July 8, 2011 we merged with our wholly-owned subsidiary, Massey Exploration Corp. for the purpose of re-domiciling to the state of Delaware.

Effective July 20, 2012, Michael Hawitt resigned as president, secretary, treasurer, chief executive officer, chief financial officer and as director of our company. Mr. Hawitt's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise. Concurrently with Mr. Hawitt's resignation, we appointed Merrill W. Moses as president, secretary, treasurer, chief executive officer, chief financial officer and as director of our company, effective July 20, 2012. In addition, we also appointed Charles C. Hooper as vice president of our company. Also effective July 20, 2012, we increased the number of directors on our board of directors to two (2) and appointed Charles C. Hooper as a member to our company's board of directors.

Effective July 27, 2012, we changed our name from Massey Exploration Corp. to Nevada Gold Corp. and effected a forward split of our issued and outstanding shares of common stock on the basis of 8.5 new for one (1) old. As a result, our issued and outstanding shares of common stock increased from 6,300,000 to 53,550,000 shares of common stock, par value of $0.001.

On August 8, 2012, our company entered into an option agreement with Development Resources LLC, a Utah LLC, to acquire an interest in four sections (2,560 acres), consisting of approximately 120 BLM mineral lease claims from Development Resources for the purpose of exploration for gold, silver and other mineralization deposits.

In order to exercise the option, we were required to pay $125,000 to Development Resources LLC by July 1, 2013 and issue an aggregate of 3,000,000 restricted shares of common stock after the property payment of $125,000 is made. We did not pay make this property payment or issue the shares. As a result the option agreement with Development Resources LLC has been terminated.

On March 6, 2103, our company entered into an option agreement with National Energy Development LLC to acquire a 51% controlling interest in four mineral lease sections located in the Long Canyon Gold Trend area of Northeast Nevada. In order to remain eligible to exercise the option, we are required to pay $25,000 to National Energy Development LLC on or before September 30, 2013 .

SOURCES OF AVAILABLE LAND FOR MINING AND EXPLORATION

There are at least five sources of land available for exploration, development and mining: public lands, private fee lands, unpatented mining claims, patented mining claims, and tribal lands. The primary sources for acquisition of these lands are the United States government, through the Bureau of Land Management and the United States Forest Service, state and Canadian Provincial governments, tribal governments, and individuals or entities who currently hold title to or lease government and private lands.

There  are  numerous  levels  of  government   regulation  associated  with  the
activities of exploration and mining companies. Permits, which we, or the current operators of the mining properties we have an interest in, are maintaining and amending include "Notice of Intent" to explore, "Plan of Operations" to explore, "Plan of Operations" to mine, "Reclamation Permit," "Air Quality Permit," "Water Quality Permit," "Industrial Artificial Pond Permit," and several other health and safety permits. These permits are subject to amendment or renewal during our operations. Although there is no guarantee that the regulatory agencies will timely approve, if at all, the necessary permits for our current or anticipated operations, we have no reason to believe that necessary permits will not be issued in due course. The total cost and effects on our operations of the permitting and bonding process cannot be estimated at this time. The cost will vary for each project when initiated and could be material.

The Federal government owns public lands that are administered by the Bureau of Land Management or the United States Forest Service. Ownership of the subsurface mineral estate can be acquired by staking a twenty (20) acre mining claim granted under the General Mining Law of 1872, as amended (the "General Mining Law"). The Federal government still owns the surface estate even though the subsurface can be controlled with a right to extract through claim staking. Private fee lands are lands that are controlled by fee-simple title by private individuals or corporations. These lands can be controlled for mining and exploration activities by either leasing or purchasing the surface and subsurface rights from the private owner. Unpatented mining claims located on public land owned by another entity can be controlled by leasing or purchasing the claims outright from the owners. Patented mining claims are claims that were staked under the General Mining Law, and through application and approval the owners were granted full private ownership of the surface and subsurface estate by the Federal government. These lands can be acquired for exploration and mining through lease or purchase from the owners. Tribal lands are those lands that are under control by sovereign Native American tribes. Areas that show promise for exploration and mining can be leased or joint ventured with the tribe controlling the land.

COMPETITION

We are a mineral resource exploration company. We compete with other mineral resource exploration companies for financing and for the acquisition of new mineral properties. Many of the mineral resource exploration companies with whom we compete have greater financial and technical resources than those available to us. Accordingly, these competitors may be able to spend greater amounts on acquisitions of mineral properties of merit, on exploration of their mineral properties and on development of their mineral properties. In addition, they may be able to afford more geological expertise in the targeting and exploration of mineral properties. This competition could result in competitors having mineral properties of greater quality and interest to prospective investors who may finance additional exploration. This competition could adversely impact on our ability to finance further exploration and to achieve the financing necessary for us to develop our mineral properties.

COMPLIANCE WITH GOVERNMENT REGULATION

The operation of mines is governed by both federal and state laws. The Diamond Jim Property is administered by the United States Department of Interior, Bureau of Land Management ("BLM") in Nevada. In general, the federal laws that govern mining claim location and maintenance and mining operations on Federal Lands, including the Diamond Jim Property, are administered by the BLM. Additional federal laws, such as those governing the purchase, transport or storage of explosives, and those governing mine safety and health, also apply.

The State of Nevada likewise requires various permits and approvals before mining operations can begin, although the state and federal regulatory agencies usually cooperate to minimize duplication of permitting efforts. Among other things, a detailed reclamation plan must be prepared and approved, with bonding in the amount of projected reclamation costs. The bond is used to ensure that proper reclamation takes place, and the bond will not be released until that time. The Nevada Division of Environmental Protection (NDEP) is the state agency that administers the reclamation permits, mine permits and related closure plans on the project. Local jurisdictions may also impose permitting requirements, such as conditional use permits or zoning approvals.

Mining activities at the Diamond Jim Property are also subject to various environmental laws, both federal and state, including but not limited to the federal NATIONAL ENVIRONMENTAL POLICY ACT, CERCLA (as defined below), the RESOURCE RECOVERY AND CONSERVATION ACT, the CLEAN WATER ACT, the CLEAN AIR ACT and the ENDANGERED SPECIES ACT, and certain Nevada state laws governing the discharge of pollutants and the use and discharge of water. Various permits from federal and state agencies are required under many of these laws. Local laws and ordinances may also apply to such activities as waste disposal, road use and noise levels.

We are committed to fulfilling our requirements under applicable environmental laws and regulations. These laws and regulations are continually changing and, as a general matter, are becoming more restrictive. Our policy is to conduct our business in a manner that safeguards public health and mitigates the environmental effects of our business activities. To comply with these laws and regulations, we have made, and in the future may be required to make, capital and operating expenditures.

The COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT OF 1980, as amended (CERCLA), imposes strict, joint, and several liability on parties associated with releases or threats of releases of hazardous substances. Liable parties include, among others, the current owners and operators of facilities at which hazardous substances were disposed or released into the environment and past owners and operators of properties who owned such properties at the time of such disposal or release. This liability could include response costs for removing or remediating the release and damages to natural resources. We are unaware of any reason why our properties would currently give rise to any potential liability under CERCLA. We cannot predict the likelihood of future liability under CERCLA with respect to our property or surrounding areas that have been affected by historic mining operations.

Under the RESOURCE CONSERVATION AND RECOVERY ACT (RCRA) and related state laws, mining companies may incur costs for generating, transporting, treating, storing, or disposing of hazardous or solid wastes associated with certain mining-related activities. RCRA costs may also include corrective action or clean up costs.

Mining operations may produce air emissions, including fugitive dust and other air pollutants, from stationary equipment, such as crushers and storage facilities, and from mobile sources such as trucks and heavy construction equipment. All of these sources are subject to review, monitoring, permitting, and/or control requirements under the federal CLEAN AIR ACT and related state air quality laws. Air quality permitting rules may impose limitations on our production levels or create additional capital expenditures in order to comply with the permitting conditions. Under the federal CLEAN WATER ACT and delegated state water-quality programs, point-source discharges into "Waters of the State" are regulated by the National Pollution Discharge Elimination System (NPDES) program. Section 404 of the CLEAN WATER ACT regulates the discharge of dredge and fill material into "Waters of the United States," including wetlands. Stormwater discharges also are regulated and permitted under that statute. All of those programs may impose permitting and other requirements on our operations.

The NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) requires an assessment of the environmental impacts of "major" federal actions. The "federal action" requirement can be satisfied if the project involves federal land or if the federal government provides financing or permitting approvals. NEPA does not establish any substantive standards. It merely requires the analysis of any potential impact. The scope of the assessment process depends on the size of the project. An "Environmental Assessment" (EA) may be adequate for smaller projects. An "Environmental Impact Statement" (EIS), which is much more detailed and broader in scope than an EA, is required for larger projects. NEPA compliance requirements for any of our proposed projects could result in additional costs or delays.

The ENDANGERED SPECIES ACT (ESA) is administered by the U.S. Fish and Wildlife Service of the U.S. Department of Interior. The purpose of the ESA is to conserve and recover listed endangered and threatened species and their habitat. Under the ESA, "endangered" means that a species is in danger of extinction throughout all or a significant portion of its range. The term "threatened" under such statute means that a species is likely to become endangered within the foreseeable future. Under the ESA, it is unlawful to "take" a listed species, which can include harassing or harming members of such species or significantly modifying their habitat. We currently are unaware of any endangered species issues at our project that would have a material adverse effect on our operations. Future identification of endangered species or habitat in our project areas may delay or adversely affect our operations.

U.S. federal and state reclamation requirements often mandate concurrent reclamation and require permitting in addition to the posting of reclamation bonds, letters of credit or other financial assurance sufficient to guarantee the cost of reclamation. If reclamation obligations are not met, the designated agency could draw on these bonds or letters of credit to fund expenditures for reclamation requirements. Reclamation requirements generally include stabilizing, contouring and re-vegetating disturbed lands, controlling drainage from portals and waste rock dumps, removing roads and structures, neutralizing or removing process solutions, monitoring groundwater at the mining site, and maintaining visual aesthetics. We are committed to maintaining all of our financial assurance and reclamation obligations.

We believe that we are currently in compliance with the statutory and regulatory provisions governing our operations. We hold or will hold all necessary permits and other authorizations to the extent that our current or future claims and the associated operations require them. During the initial phases of our exploration program there will not be any significant disturbances to the land or environment and hence, no government approval is required.

However, we may do business and own properties in a number of different geographical areas and are therefore subject to the jurisdictions of a large number of different authorities at different countries. We plan to comply with all statutory and regulatory provisions governing our current and future operations. However, these regulations may increase significant costs of compliance to us, and regulatory authorities also could impose administrative, civil and criminal penalties for non-compliance. At this time, it is not possible to accurately estimate how laws or regulations would impact our future business. We also can give no assurance that we will be able to comply with future changes in the statutes and regulations.

As we do not know the extent of the exploration program that we will be undertaking, we can not estimate the cost of the remediation and reclamation that will be required. Hence, it is impossible at this time to assess the impact of any capital expenditures on earnings or our competitive position in the event that a potentially economic deposit is discovered.

If we are successful in identifying a commercially viable ore body and we are able to enter into commercial production, due to the increased environmental impact, the cost of complying with permit and environmental laws will be greater than in the previous phases.

ENVIRONMENTAL REGULATIONS

We are not aware of any material violations of environmental permits, licenses or approvals that have been issued with respect to our operations. We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements.

While our intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.

RESEARCH AND DEVELOPMENT EXPENDITURES

We have not incurred any research and development expenditures over the past two fiscal years.

EMPLOYEES

Merrill W. Moses serves as president, secretary, treasurer, chief executive officer, chief financial officer and as director of our company, effective July 20, 2012. In addition Charles C. Hooper serves as vice president of our company.

Mr. Moses currently devotes 12 hours per week to company matters and he plans to devote as much time as the board of directors determines is necessary to manage the affairs of the company in the future. Mr. Hooper currently devotes 1 hour per week to company matters and he plans to devote as much time as the board of directors determines is necessary to manage the affairs of the company in the future. There are no formal employment agreements between the company and our current employees.

We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

We engage contractors from time to time to consult with us on specific corporate affairs or to perform specific tasks in connection with our exploration programs.

SUBSIDIARIES

We do not have any subsidiaries.

INTELLECTUAL PROPERTY

We do not own, either legally or beneficially, any patent or trademark.

                             DESCRIPTION OF PROPERTY

HEADQUARTERS AND ADMINISTRATION OFFICES

We do not currently own any property. Our principal executive offices are located at 2683 Via de la Valle, Suite G418, Del Mar, CA 92014, which are the offices of our president and are provided to us free of charge.

THE DIAMOND JIM PROPERTY

Effective September 1, 2013 we entered into an Option Agreement with Western States Silver, LLC. Pursuant to the terms of the agreement our company has the option to acquire a 75% undivided interest in the Diamond Jim Property.

LOCATION AND ACCESS

The Diamond Jim Property is located in the Island Mountain Mining District of northern Elko County, Nevada. Access is by Nevada state highway 225 north from Elko then east on the county-maintained Gold Creek road (USFA road #745) for a total distance of approximately 63 miles from Elko. The property is detailed in the Rosebud Mountain quadrangle (section 34 of Township 45 north and Range 56 east). The mean elevation of the property is approximately 7,800 feet (2,400 meters) above sea level.

OWNERSHIP INTEREST

Effective September 1, 2013 we entered into an Option Agreement with Western States Silver, LLC, referred to as "Western". Pursuant to the terms of the agreement our company has the option to acquire a 75% undivided interest in the Diamond Jim Property. In order for our company to acquire the 75% interest in the property, our company has the following obligations:

     *    $5,000 payment to Western States Silver, LLC on September 30, 2013;

     * a minimum work expenditure of $120,000 in the first year of the Option Agreement;

     * a minimum work expenditure of $250,000 in the second year of the Option Agreement;

     * a minimum work expenditure of $350,000 in the third year of the Option Agreement; and

     * a minimum work expenditure of $1,250,000 in the fourth year of the Option Agreement.

The optionor under the underlying option agreement to which Western is a party, will also retain a 3% net smelter royalty in the event that we entere mineral production on the Diamon Jim Property. If we are unable to fulfil any of the commitments set out above, the Option Agreement will terminate and all property rights will revert back to Western.

A full copy of the Option Agreement is attached as Exhibit 10.1 to our current report on Form 8-K dated September 1, 2013 and is incorporated by reference herein.

HISTORY OF OPERATIONS

Silver-copper-antimony bearing quartz veins were first discovered on the Diamond Jim Property in 1869. Serious production started in 1954 and was relatively steady through the 1970's with sporadic production continuing through 1985. The recorded production from the Diamond Jim Property is; 23,108 ounces of silver, 335,870 pounds of lead, 24,311 pounds of zinc, 2,200 pounds of copper and 28 ounces of gold. The reported production between 1966 and 1967 was 347.3 wet tons averaging 19.9 oz/t silver, 15.9% lead, 3.5% zinc, 0.035 oz/t gold and 0.30% copper. This was increased for a fifteen month period from 1979 - 1981 when the production was reported as 353 dry tons averaging 39.08 oz/.t silver, 28.82% lead, 0.93% zinc, 0.05 oz/t gold and 0.11% copper.

Numerous exploration companies have held the rights to the Diamond Jim Property as part of a larger claim block between 1981 and 2006. However, little work has been done on this property with the vast majority of the exploration efforts being directed at the gold potential to the southeast and southwest. In 1985 Columbus Mines Inc. drilled ten holes totaling 1,585 feet (483 meters) of reverse-circulation. With this drilling, they defined a bulk-tonnage resource of
4.25 million tons averaging 2 oz/t silver. It must be noted here, that this drilling was both shallow (90 to 310 feet) and vertical; two factors that we believe may not have properly fully tested the mineral potential. Initial geological mapping by Goodsprings Development Corp. (GDC) in 2006 extended the silicified mineralizing structure for at least 6,800 feet (2073 meters). Based on this mapping, GDC applied for, and was granted, drilling permits to test the extension of the mineralization. Unfortunately, the drilling program was never initiated and this target remains untested.

PRESENT CONDITION AND PLAN OF EXPLORATION

Although there has been some minimal and sporadic exploration of the Diamond Jim Property, the majority of the modern exploration efforts in the area have been focused on the more gold-rich areas to the southeast and southwest. We have commenced exploration activities on the Diamond Jim Property which will be carried out in accordance with the following work program:

Nature of Work                                                            Cost
--------------                                                            ----
Project Preparation                                                     $  3,500
Mobilization and demobilization (expecting to make two field trips)     $  5,000
Map Preparation                                                         $  1,000
Permitting and Reclamation Bond (estimated)                             $ 10,000
Rehabilitation and access to underground                                $ 10,000
Surface and U/G geological mapping and sampling                         $ 10,000
U/G sampling assay costs - 50 samples                                   $  2,500
Soil Geochem survey - 700 samples, $30/sample                           $ 21,000
Soil Geochem assay costs - $35/sample                                   $ 24,500
Reconnaissance prospecting                                              $  2,500
NI 43-101 compliant report                                              $  7,500
Contingencies @ 10%                                                     $  9,000
Project Administration @ 15%                                            $ 13,500
                                                                        --------
PROJECT TOTAL                                                           $120,000
                                                                        ========

GEOLOGY

REGIONAL GEOLOGY

The regional geology of the Diamond Jim Property area is summarized by predominantly metamorphosed Paleozoic-aged clastic and calcareous sediments that have been intruded locally by Cretaceous-aged granitic rocks. These units are both covered and surrounded by Cenozoic-aged volcanic and volcaniclastic rocks. The Paleozoic sedimentary units have been complexly faulted into a series of imbricate thrust sheets. These have then in turn been broken and displaced by northeast, north, and northwest trending high-angle extensional faults.

This region lies along the northern flank of the Midas Trough Metallogenic Trend which is a part of the crustal-scale Humboldt Structural Zone. This structural zone comprises a series of northeast-trending lateral and extensional faults. The Midas Trough is one of Nevada's most prolific mineral belts. Midas - Ken Snyder and Jarbidge are both among those districts located along the northern edge of the trough, while Ivanhoe and Jerritt Canyon are among those located along the southern edge.

DISTRICT GEOLOGY

The Island Mountain Mining District, which hosts the Diamond Jim Property, is comprised of two major tectonically-bounded stratigraphic sequences. The lower sequence is an autochthon comprised of three different steeply-dipping units. This is overlain by an allochthon consisting of a "chaotic assemblage of

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imbricate thrust plates" (Columbus Mines Inc.  internal report,  1985). This has in turn then been broken and displaced by northeasterly, northerly, and northwesterly trending high-angle extensional faulting.

There are several Cretaceous-aged granitic plutons that intrude the above mentioned sedimentary and metamorphic packages within this district. The largest of these is the Coffeepot Stock which is located several miles north of the Diamond Jim Property. There are several occurrences of skarn-type mineralization associated with the contact metamorphism to the south of this stock. This skarn-type alteration, along with the wide variety of mineralization and alteration within the area, implies a possible systematic district-scale zonation that may grade outward from the stock into the lower temperature types of alteration that is associated with the silver-lead-zinc mineralization that occurs at the Diamond Jim Property.

GEOLOGY OF DIAMOND JIM PROPERTY

Locally, the Diamond Jim Property is situated in an area of structurally and stratigraphically controlled silver-lead mineralization hosted predominantly in the phyllite. This area is very structurally complex and poorly understood. The main structure is a northeast trending strongly silicified and brecciated vein that dips steeply to the west. Initial mapping indicates that this structure has a strike length of a least 6800 feet (2073 m). The high-grade epithermal mineralization is reported to be predominantly along imbricate thrust faults that occur at right angles to the main contact vein. That is, northeast striking with dips of 20 to 30 degree to the southeast. The silver mineralization occurs as argentiferous galena, sphalerite and tennantite as cavity filling, minor replacement pockets, stringers and replacement lenses.

INDEX OF GEOLOGIC TERMS

                                      INDEX

TERM                                DEFINITION
----                                ----------
Aplite             a light-colored fine-grained igneous rock

Basalt basalt is a dark gray to black, dense to finely grained igneous rock that is the result of lava eruptions. Basalt flows are noneruptive, voluminous, and characterized by relatively low viscosity.

Breccias a coarse-grained sedimentary rock made of sharp fragments of rock and stone cemented together by finer material. Breccia is produced by volcanic activity or erosion, including frost shattering.

Biotite a black, dark brown, or green silicate mineral of the mica group.

Equigranular       a material  composed chiefly of crystals of similar orders of magnitude to one another.

Hornfels a fine-grained metamorphic rock composed of silicate minerals and formed through the action of heat and pressure on shale.

Igneous describes rock formed under conditions of intense heat or produced by the solidification of volcanic magma on or below the Earth's surface.

Lithologic         the gross physical character of a rock or rock formation

Monzonite          a visibly crystalline, granular igneous rock composed chiefly of equal amounts of two feldspar minerals, plagioclase and orthoclase, and small amounts of a variety of colored minerals.

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Plutonic           a  mass  of  intrusive   igneous  rock  that  has  solidified
                   underground by the crystallization of magma.

Quartz a common, hard, usually colorless, transparent crystalline mineral with colored varieties. Use: electronics, gems.

Silica silicon dioxide found naturally in various crystalline and amorphous forms, e.g. quartz, opal, sand, flint, and agate.
                   Use: manufacture of glass, abrasives, concrete.

                                  RISK FACTORS

YOU SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW TOGETHER WITH ALL OF THE OTHER INFORMATION INCLUDED IN THIS REPORT BEFORE MAKING AN INVESTMENT DECISION WITH REGARD TO OUR SECURITIES. THE STATEMENTS CONTAINED IN OR INCORPORATED INTO THIS OFFERING THAT ARE NOT HISTORIC FACTS ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED BY FORWARD-LOOKING STATEMENTS. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCURS, OUR BUSINESS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS COULD BE HARMED. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE, AND YOU MAY LOSE ALL OR PART OF YOUR INVESTMENT.

RISKS RELATED TO OUR OVERALL BUSINESS OPERATIONS

WE HAVE A LIMITED OPERATING HISTORY WITH SIGNIFICANT LOSSES AND EXPECT LOSSES TO CONTINUE FOR THE FORESEEABLE FUTURE.

We have yet to establish any history of profitable operations. We have incurred net losses of $72,007 and $129,381 for the fiscal years ended February 28, 2013 and February 29, 2012, respectively. As a result, at February 28, 2013, we had an accumulated deficit of $232,662 and a total stockholders' deficiency of $257,373. We have not generated any revenues since our inception and do not anticipate that we will generate revenues which will be sufficient to sustain our operations. We expect that our revenues will not be sufficient to sustain our operations for the foreseeable future. Our profitability will require the successful commercialization of our mining properties. We may not be able to successfully commercialize our mines or ever become profitable.

THERE IS DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN DUE TO RECURRING LOSSES FROM OPERATIONS, ACCUMULATED DEFICIT AND INSUFFICIENT CASH RESOURCES TO MEET OUR BUSINESS OBJECTIVES, ALL OF WHICH MEANS THAT WE MAY NOT BE ABLE TO CONTINUE OPERATIONS.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements for the years ended February 28, 2013 and February 29, 2012, respectively, with respect to their doubt about our ability to continue as a going concern. As discussed in Note 1 to our financial statements for the year ended February 28, 2013, we have generated operating losses since inception, and our cash resources are insufficient to meet our planned business objectives, which together raises doubt about our ability to continue as a going concern.

WE MAY NOT BE ABLE TO SECURE ADDITIONAL FINANCING TO MEET OUR FUTURE CAPITAL NEEDS DUE TO CHANGES IN GENERAL ECONOMIC CONDITIONS.

We anticipate needing significant capital to conduct further exploration and development needed to bring our existing mining properties into production and/or to continue to seek out appropriate joint venture partners or buyers for certain mining properties. We may use capital more rapidly than currently anticipated and incur higher operating expenses than currently expected, and we may be required to depend on external financing to satisfy our operating and capital needs. We may need new or additional financing in the future to conduct our operations or expand our business. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. From time to time we have relied, and may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we

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need  such  funding.  If we do  raise  funds by  issuing  additional  equity  or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

OUR BUSINESS AND OPERATING RESULTS COULD BE HARMED IF WE FAIL TO MANAGE OUR GROWTH OR CHANGE.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must continue to try to locate skilled geologists, mappers, drillers, engineers, technical personnel and adequate funds in a timely manner.

WE MAY NOT HAVE ACCESS TO THE SUPPLIES AND MATERIALS NEEDED FOR EXPLORATION, WHICH COULD CAUSE DELAYS OR SUSPENSION OF OUR OPERATIONS.

Competitive demands for contractors and unforeseen shortages of supplies and/or equipment could result in the disruption of planned exploration activities. Current demand for exploration drilling services, equipment and supplies is robust and could result in suitable equipment and skilled manpower being unavailable at scheduled times in our exploration programs. Furthermore, fuel prices are rising. We will attempt to locate suitable equipment, materials, manpower and fuel if sufficient funds are available. If we cannot find the equipment and supplies needed for our various exploration programs, we may have to suspend some or all of them until equipment, supplies, funds and/or skilled manpower can be obtained.

ATTRACTION AND RETENTION OF QUALIFIED PERSONNEL IS NECESSARY TO IMPLEMENT AND CONDUCT OUR MINERAL EXPLORATION PROGRAMS.

Our future success will depend largely upon the continued services of our Board members, executive officers and other key personnel. Our success will also depend on our ability to continue to attract and retain qualified personnel with mining experience. Key personnel represent a significant asset for us, and the competition for qualified personnel is intense in the mineral exploration industry.

We may have particular difficulty attracting and retaining key personnel in the initial phases of our exploration programs. We do not have key-person life insurance coverage on any of our personnel. The loss of one or more of our key people or our inability to attract, retain and motivate other qualified personnel could negatively impact our ability to complete our exploration programs.

BECAUSE OF THE SPECULATIVE NATURE OF EXPLORATION OF MINING PROPERTIES, THERE IS SUBSTANTIAL RISK THAT NO COMMERCIALLY EXPLOITABLE MINERALS WILL BE FOUND AND OUR BUSINESS WILL FAIL, AND YOU COULD LOSE YOUR ENTIRE INVESTMENT.

We are only in the very early stages of exploration of the Diamond Jim Property, and thus have no way to evaluate the likelihood that we will be successful in establishing commercially exploitable reserves of gold or other valuable minerals on the Diamond Jim Property. You should be aware of the difficulties normally encountered by new mineral exploration companies and the high rate of failure of such enterprises. The search for valuable minerals as a business is extremely risky. We may not find commercially exploitable reserves of gold or other minerals in any our mineral claim. In such a case, we may be unable to continue operations, and you could lose your entire investment.

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IF WE  DISCOVER  COMMERCIAL  RESERVES OF GOLD ON OUR  MINERAL  PROPERTY,  WE CAN
PROVIDE NO ASSURANCE THAT WE WILL BE ABLE TO SUCCESSFULLY ADVANCE THE MINERAL CLAIM INTO COMMERCIAL PRODUCTION. IF WE CANNOT COMMENCE COMMERCIAL PRODUCTION, WE MAY NOT BE ABLE TO ACHIEVE REVENUES.

The Diamond Jim Property does not contain any known bodies of ore. If our exploration program is successful in establishing ore of commercial tonnage and grade on our mineral claim, we will require additional funds in order to advance the mineral claim into commercial production. In such an event, we may be unable to obtain any such funds, or to obtain such funds on terms that we consider economically feasible, and we may be unable to generate revenues.

RISKS ASSOCIATED WITH OUR INDUSTRY

THE  DEVELOPMENT  AND  OPERATION  OF  OUR  MINING  PROJECTS   INVOLVE   NUMEROUS
UNCERTAINTIES.

Mine development projects, including our planned projects, typically require a number of years and significant expenditures during the development phase before production is possible.

Development projects are subject to the completion of successful feasibility studies, issuance of necessary governmental permits and receipt of adequate financing. The economic feasibility of development projects is based on many factors such as:

     *    estimation of reserves;

     *    anticipated metallurgical recoveries;

     *    future gold and silver prices; and

     *    anticipated capital and operating costs of such projects.

Our mine development projects may have limited relevant operating history upon which to base estimates of future operating costs and capital requirements. Estimates of proven and probable reserves and operating costs determined in feasibility studies are based on geologic and engineering analyses.

Any of the following events, among others, could affect the profitability or economic feasibility of a project:

     * unanticipated changes in grade and tonnage of material to be mined and processed;

     *    unanticipated adverse geotechnical conditions;

     *    incorrect data on which engineering assumptions are made;

     *    costs of constructing and operating a mine in a specific environment;

     *    availability and cost of processing and refining facilities;

     *    availability of economic sources of power;

     *    adequacy of water supply;

     *    adequate access to the site;

     *    unanticipated transportation costs;

     * government regulations (including regulations relating to prices, royalties, duties, taxes, restrictions on production, quotas on exportation of minerals, as well as the costs of protection of the environment and agricultural lands);

     *    fluctuations in metal prices; and

     *    accidents, labor actions and force majeure events.

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Any of the above referenced events may necessitate  significant  capital outlays or delays, may materially and adversely affect the economics of a given property, or may cause material changes or delays in our intended exploration, development and production activities. Any of these results could force us to curtail or cease our business operations.

MINERAL EXPLORATION IS HIGHLY SPECULATIVE, INVOLVES SUBSTANTIAL EXPENDITURES, AND IS FREQUENTLY NON-PRODUCTIVE.

Mineral exploration involves a high degree of risk and exploration projects are frequently unsuccessful. Few prospects that are explored end up being ultimately developed into producing mines. To the extent that we continue to be involved in mineral exploration, the long-term success of our operations will be related to the cost and success of our exploration programs. We cannot assure you that our mineral exploration efforts will be successful. The risks associated with mineral exploration include:

     * The identification of potential economic mineralization based on superficial analysis;

     * the quality of our management and our geological and technical expertise; and

     *    the capital available for exploration and development.

Substantial expenditures are required to determine if a project has economically mineable mineralization. It may take several years to establish proven and probable reserves and to develop and construct mining and processing facilities. Because of these uncertainties, our current and future exploration programs may not result in the discovery of reserves, the expansion of our existing reserves or the further development of our mines.

THE PRICE OF GOLD AND SILVER ARE HIGHLY VOLATILE AND A DECREASE IN THE PRICE OF GOLD OR SILVER WOULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS.

The profitability of mining operations is directly related to the market prices of metals. The market prices of metals fluctuate significantly and are affected by a number of factors beyond our control, including, but not limited to, the rate of inflation, the exchange rate of the dollar to other currencies, interest rates, and global economic and political conditions. Price fluctuations of metals from the time development of a mine is undertaken to the time production can commence can significantly affect the profitability of a mine. Accordingly, we may begin to develop one or more of our mining properties at a time when the price of metals makes such exploration economically feasible and, subsequently, incur losses because the price of metals decreases. Adverse fluctuations of the market prices of metals may force us to curtail or cease our business operations.

MINING RISKS AND INSURANCE COULD HAVE AN ADVERSE EFFECT ON OUR PROFITABILITY.

Our operations are subject to all of the operating hazards and risks normally incident to exploring for and developing mineral properties, such as unusual or unexpected geological formations, environmental pollution, personal injuries, flooding, cave-ins, changes in technology or mining techniques, periodic interruptions because of inclement weather and industrial accidents. Although maintenance of insurance to ameliorate some of these risks is part of our proposed exploration program associated with those mining properties we have an interest in, such insurance may not be available at economically feasible rates or in the future be adequate to cover the risks and potential liabilities associated with exploring, owning and operating our properties. Either of these events could cause us to curtail or cease our business operations.

WE FACE SIGNIFICANT COMPETITION IN THE MINERAL EXPLORATION INDUSTRY.

We compete with other mining and exploration companies possessing greater financial resources and technical facilities than we do in connection with the acquisition of exploration properties and leases on prospects and properties and in connection with the recruitment and retention of qualified personnel. Such competition may result in our being unable to acquire interests in economically viable gold and silver exploration properties or qualified personnel.

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OUR APPLICATIONS FOR EXPLORATION  PERMITS MAY BE DELAYED OR MAY BE DENIED IN THE
FUTURE.

Exploration activities usually require the granting of permits from various governmental agencies. For exploration drilling on unpatented mineral claims, a drilling plan must be filed with the Bureau of Land Management or the United States Forest Service, which may then take several months or more to grant the requested permit. Depending on the size, location and scope of the exploration program, additional permits may also be required before exploration activities can be undertaken. Prehistoric or Indian grave yards, threatened or endangered species, archeological sites or the possibility thereof, difficult access, excessive dust and important nearby water resources may all result in the need for additional permits before exploration activities can commence. With all permitting processes, there is the risk that unexpected delays and excessive costs may be experienced in obtaining required permits or the refusal to grant required permits may not be granted at all, all of which may cause delays and unanticipated costs in conducting planned exploration activities. Any such delays or unexpected costs in the permitting process could result in serious adverse consequences to the price of our stock and to the value of your investment.

RISKS RELATED TO THE MARKET FOR OUR STOCK

THE  MARKET  PRICE OF OUR  COMMON  STOCK CAN  BECOME  VOLATILE,  LEADING  TO THE
POSSIBILITY OF ITS VALUE BEING DEPRESSED AT A TIME WHEN YOU MAY WANT TO SELL YOUR HOLDINGS.

The market price of our common stock can become volatile. Numerous factors, many of which are beyond our control, may cause the market price of our common stock to fluctuate significantly. These factors include: our earnings releases, actual or anticipated changes in our earnings, fluctuations in our operating results or our failure to meet the expectations of financial market analysts and investors; changes in financial estimates by us or by any securities analysts who might cover our stock; speculation about our business in the press or the investment community; significant developments relating to our relationships with our customers or suppliers; stock market price and volume fluctuations of other publicly traded companies and, in particular, those that are in our industry; customer demand for our products; investor perceptions of our industry in general and our Company in particular; the operating and stock performance of comparable companies; general economic conditions and trends; announcements by us or our competitors of new products, significant acquisitions, strategic partnerships or divestitures; changes in accounting standards, policies, guidance, interpretation or principles; loss of external funding sources; sales of our common stock, including sales by our directors, officers or significant stockholders; and additions or departures of key personnel. Securities class action litigation is often instituted against companies following periods of volatility in their stock price. Should this type of litigation be instituted against us, it could result in substantial costs to us and divert our management's attention and resources.

Moreover, securities markets may from time to time experience significant price and volume fluctuations for reasons unrelated to the operating performance of particular companies. These market fluctuations may adversely affect the price of our common stock and other interests in our Company at a time when you want to sell your interest in us. We do not intend to pay dividends on shares of our common stock for the foreseeable future.

WE HAVE NEVER DECLARED OR PAID ANY CASH DIVIDENDS ON SHARES OF OUR COMMON STOCK.

We intend to retain any future earnings to fund the operation and expansion of our business and, therefore, we do not anticipate paying cash dividends on shares of our common stock in the foreseeable future.

WE MAY BE SUBJECT TO PENNY STOCK REGULATIONS AND RESTRICTIONS AND YOU MAY HAVE DIFFICULTY SELLING SHARES OF OUR COMMON STOCK.

The SEC has adopted regulations which generally define so-called "penny stocks" to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. If our common stock becomes a "penny stock," we may become subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and "accredited investors" (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding

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$200,000, or $300,000 together with their spouses).  For transactions covered by
the  Penny  Stock  Rule,  a  broker-dealer  must  make  a  special   suitability
determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

WE ARE NOT LIKELY TO PAY CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

We intend to retain any future earnings for use in the operation and expansion of our business. We do not expect to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate. Should we decide in the future to do so, as a holding company, our ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries. In addition, our operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to us, including restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions.

OUR COMMON STOCK IS ILLIQUID AND SUBJECT TO PRICE VOLATILITY UNRELATED TO OUR OPERATIONS.

If a market for our common stock does develop, its market price could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting us or our competitors. In addition, the stock market itself is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

A LARGE NUMBER OF SHARES MAY BE ELIGIBLE FOR FUTURE SALE AND MAY DEPRESS OUR STOCK PRICE.

We may be required, under terms of future financing arrangements, to offer a large number of common shares to the public, or to register for sale by future private investors a large number of shares sold in private sales to them.

Sales of substantial amounts of common stock, or a perception that such sales could occur, and the existence of options or warrants to purchase shares of common stock at prices that may be below the then-current market price of our common stock, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities, either of which would decrease the value of any earlier investment in our common stock.

                        FINANCIAL STATEMENTS AND EXHIBITS

Our audited financial statements for the years ended February 28, 2013 and February 29, 2012, are incorporated herein by reference to our amended Annual Report on Form 10-K filed on June 13, 2013. Our unaudited financial statements for the period ended May 31, 2013 are incorporated herein by reference to our Quarterly Report on Form 10-Q filed on July 15, 2013.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto which appear elsewhere in this report. The results shown herein are not necessarily indicative of the results to be expected in any future periods. This discussion contains forward-looking statements based on current expectations, which involve uncertainties. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plan," "project," "predict," "potential," "continue," "ongoing," "expect," "believe," "intend," "may," "will," "should," "could," or the negative of these terms or other comparable terminology. All forward-looking statements included in this document are based on information available to the management on the date hereof. Actual results and the timing of events could differ materially from the forward-looking statements as a result of a number of factors. Readers should also carefully review factors set forth in other reports or documents that we file from time to time with the Securities and Exchange Commission.

COMPARISON OF RESULTS FOR THE THREE MONTHS ENDED MAY 31, 2013 AND MAY 31, 2012

For the three-month period ended May 31, 2013, we incurred a net loss of $270 compared with a net loss of $4,622 for the three-month period ended May 31, 2012. As we did not generate any revenue during either the three-month periods ended May 31, 2013 and 2012, the net losses were comprised of primarily general and administrative expenses, and professional fees.

Since inception to date, we have earned revenues of $7. Our net loss from inception through May 31, 2013, was $257,643.

LIQUIDITY AND CAPITAL RESOURCES FOR THE THREE MONTHS ENDED MAY 31, 2013

As of May 31, 2013, our total assets were $Nil, our total liabilities were $183,748, and stockholders' deficiency was $179,643.

CASH FLOWS FROM OPERATING ACTIVITIES

We have not generated positive cash flows from operating activities. For the three-month period ended May 31, 2013, net cash flows used in operating activities was $750 compared to using cash of $203 in three-month period ended May 31, 2012.

CASH FLOWS FROM FINANCING ACTIVITIES

We have financed our operations primarily from either advancements or the issuance of equity and debt instruments. For the three-month period ended May 31, 2013, net cash flows provided from financing activities totaled $4,600 made up of $4,600 loan from a related party. For the three-month period ended May 31, 2012, net cash flows provided from financing activities was $188 comprised of a loan.

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business. We expect to earn revenues from the one machine we have already placed but there is no guaranty that this will occur.

COMPARISON  OF RESULTS FOR THE YEARS ENDED  FEBRUARY  28, 2013 AND  FEBRUARY 29,
2012

For the fiscal year ended February 28, 2013, we incurred a net loss of $72,007 compared with a net loss of $129,381 for the fiscal year ended February 29, 2012. As we did not generate any revenue during the years ended February 28, 2013 and February 29, 2012, the net losses were comprised of property expenditures, general and administrative expenses, professional fees and interest expense.

Since inception to date, we have earned revenues of $7. Our net loss from inception through February 28, 2013 was $257,373.

As of February 28, 2013, our total assets were $254, our total liabilities were $179,627, and stockholders' deficiency was $179,373.

At February 29, 2012 we had total assets of $365, our total liabilities were $107,731, and stockholders' deficiency was $107,366.

We have not attained profitable operations and are dependent upon obtaining financing to pursue the exploration of our property interests. For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

PLAN OF OPERATIONS

Since we entered into the Option Agreement, we have changed our plan of operations to focus on the exploration of the Diamond Jim Property. Our exploration plan is detailed in the "Description of Property" section of this Current Report, under the subheading "Plan of Exploration".

OFF-BALANCE SHEET ARRANGEMENTS

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on the small business issuer's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

SIGNIFICANT ACCOUNTING POLICIES

Management's Discussion and Analysis of Financial Condition and Results of Operations is based upon our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to the reported amounts of revenues and expenses, bad debt, investments, intangible assets, income taxes, and contingencies and litigation. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from these estimates under different assumptions or conditions. We consider the following accounting policies to be critical because the nature of the estimates or assumptions is material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change or because the impact of the estimates and assumptions on financial condition or operating performance is material.

BASIS OF PRESENTATION

The accounting and reporting policies of our company conform to U.S. generally accepted accounting principles (US GAAP) applicable to development stage companies.

USE OF ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In accordance with ASC No. 250 all adjustments are normal and recurring.

CASH AND CASH EQUIVALENTS

Our company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. The Company had $254 in cash and cash equivalents at February 28, 2013 (February 29, 2012 - $365).

INCOME TAXES

Income taxes are provided in accordance with ASC No. 740, Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryforwards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

REVENUE RECOGNITION

Our company records revenue on the accrual basis when all goods and services have been performed and delivered, the amounts are readily determinable, and collection is reasonably assured. The Company has not generated any revenue since its inception.

RECENT ACCOUNTING PRONOUNCEMENTS

Our company has evaluated all the recent accounting pronouncements through the date the financial statements were issued and filed with the Securities and Exchange Commission and believe that none of them will have a material effect on the company's financial statements.

REPORTS TO SECURITY HOLDERS

We intend to furnish our shareholders with annual reports containing financial statements audited by our independent auditors and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of September 16, 2013 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of our company.

                                                                                  Amount and
                                                                                  Nature of
  Name and Address                                                                Beneficial      Percent of
of Beneficial Owner             Office, If Any                Title of Class     Ownership(1)      Class(2)
-------------------             --------------                --------------     ------------      --------
Merrill Moses                 President, CEO, CFO,           Common stock,        13,000,000        24.28%
                              Treasurer, Secretary           $0.001 par value
                              and Director

Charles C. Hooper             Vice-President and Director    Common stock,         6,500,000        12.14%
                                                             $0.001 par value

All officers and directors                                   Common stock,
 as a group                                                  $0.001 par value     19,500,000        36.41%


Michael Hawitt                N/A                            Common stock,         6,000,000        11.20%
                                                             $0.001 par value

----------
(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.
(2) A total of 53,550,000 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of September 16, 2013. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

CHANGES IN CONTROL

We do not currently have any arrangements which if consummated may result in a change of control of our company.

         DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information about our directors and executive officers as of the date of this report:

     Name            Age                        Position
     ----            ---                        --------

Merrill W. Moses     59    CEO, CFO, President, Secretary, Treasuer and Director
Charles C. Hooper    65    Vice-President and Director

MERRILL MOSES

Mr. Moses has been the President, Secretary, Treasurer and a Director of Nevada Gold Corp. since July 20, 2012. Mr. Moses was an originator of Jiffy Lube, a major automobile franchise, and was the president and chief executive officer of M&M Foods. In 1980, after participating in the establishment and operation of several public and private resource companies, Mr. Moses founded Intercontinental Oil and Research (ICOR), an independent oil and gas company he operated for a decade. ICOR ultimately arranged for the purchase of more than $100 million in developed and undeveloped oil and gas properties throughout the central and western United States, resulting in more than 100 billion cubic feet of natural gas and 20 million barrels of oil in the ground.

From 1994 to 2009, Mr. Moses founded and was the chief executive officer and bank president of Cambridge Financial Services, a mortgage banking firm in San Diego, California. Cambridge Financial Services employed more than 1,000 individuals and managed successful financing of more than $300 million dollars per year in mortgage financing for residential, construction and commercial projects in 47 states and two countries.

Since 1999, Mr. Moses has served as the chief executive officer and president of both Energy Pro Inc. and Dynamic Energy & Petroleum Inc., two oil and gas companies with a number of oil and gas leases in Montana and Oklahoma. His primary responsibility as the chief executive officer and president is making the company's overall strategic decisions and managing all aspects of the company.

Since 2002, he has been a member to the board of directors of Goldnev Resource Inc., a gas and oil shale public company whose shares trade on the TSX Venture Exchange under the symbol "GNZ". His duties and responsibilities as a director are to analyze, review, and develop business strategies. Mr. Moses attended Brigham Young University, majoring in finance and business through 1976.

CHARLES C. HOOPER

Charles C. Hooper began his career in 1968 with Litton Industries as a reliability systems engineer when he helped design and build missile guidance systems for the U.S. Army ground to air combat installations. He was an officer in the U.S. Navy during the Vietnam War, received the Gold Medal from the American Society of Military Engineers, became an instructor at the Naval War College, and a major developer of the Navy's Human Resource Management Program. Mr. Hooper served two (2) tours in Vietnam with Navy Seals, receiving numerous medals and cabinet level commendations by the end of his career. From 1974 until 1986, he was the owner of Organizational Diagnostics Associates in San Diego, California, a private financial and business consulting firm to Fortune 500 and local companies pioneering the development of business, financial and legal software systems.

From 1986 to 1997, Mr. Hooper was the chief executive officer of Mojave Natural Resources, a company that specializes in producing building materials in Temecula, California. His responsibility as chief executive officer was to manage and oversee the day-to-day operations of the company. Since 1978, he has\ owned and operated Old Town Financial, a company that specializes in financing for developer of shopping centers, office buildings, resorts, master planned communities, condominiums, apartments, health clubs, single family homes and ranch estates valued over $500 million, arranging over an additional $3.3 Billion in project financing for clients, in La Jolla, California.

Mr. Hooper graduated from the University of California in Los Angeles as a systems engineer with high honors. He earned a Master of Science Degree in Management from the U.S. Naval Post Graduate School and did his doctorate work in Finance.

FAMILY RELATIONSHIPS

There are no family relationships among any of our officers or directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of our knowledge, our directors or executive officer has not, during the past ten years:

     * been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

     * had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

     * been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

     * been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     * been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     * been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in "Certain Relationships and Related Transactions, and Director Independence - Transactions with Related Persons," none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors does not maintain a separately-designated standing audit committee. As a result, our entire Board of Directors acts as our audit committee. Our Board of Directors has determined that we do not presently have a director who meets the definition of an "audit committee financial expert." We believe that the cost related to appointing a financial expert to our Board of Directors at this time is prohibitive. Our Board of Directors presently do not have a compensation committee, nominating committee, an executive committee of our board of directors, stock plan committee or any other committees.

TERMS OF OFFICE

Our directors are appointed for one-year terms to hold office until the next annual general meeting of the holders of our common stock or until removed from office in accordance with our by-laws. Our officers are appointed by our Board of Directors and hold office until removed by our Board of Directors.

CODE OF ETHICS

We do not currently have a code of ethics, because we have only limited business operations and one officer and director, we believe a code of ethics would have limited utility. We intend to adopt such a code of ethics as our business operations expand and we have more directors, officers and employees.

CONFLICTS OF INTEREST

We believe that our officer and director may be subject to conflicts of interest. The conflicts of interest arise from his being unable to devote full time to our operations.

No policy has been implemented or will be implemented to address conflicts ofinterest.

In the event our officer and director resigns from his position, there may be no one to run our operations and our operations may be suspended or cease entirely.

                             EXECUTIVE COMPENSATION

The following Executive Compensation Chart highlights the compensation of our executive officer. Our current officers receive no compensation. No other executive officers received salary and bonus in excess of $100,000 for the prior two fiscal years.

COMPENSATION OF EXECUTIVE MEMBERS

                                   Annual Compensation                  Long Term Compensation
                         -------------------------------------   --------------------------------------
                                                                           Awards              Payouts
                                                                 -------------------------    ----------
Name and                                            Other        Restricted     Securities
Principal                                          Annual          Stock        Underlying      LTIP
Position          Year   Salary($)  Bonus($)   Compensation($)   Award(s)($)   Options/SARs   Payouts($)   Total($)
--------          ----   ---------  --------   ---------------   -----------   ------------   ----------   --------
Merrill Moses     2013      $0         $0            $0              N/A           N/A           N/A          $0
President, CEO,   2012      $0         $0            $0              N/A           N/A           N/A          $0
CFO and Treasurer

Charles Hooper    2013      $0         $0            $0              N/A           N/A           N/A          $0
Vice-President    2012      $0         $0            $0              N/A           N/A           N/A          $0

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

For the year ended February 28, 2013, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan.

COMPENSATION OF DIRECTORS

The current Board of Directors is comprised of Merrill Moses and Charles Hooper. Neither Mr. Moses nor Mr. Hooper received any compensation for his services as a director during the year ended February 28, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

TRANSACTIONS WITH RELATED PERSONS

On May 23, 2013, in a private transaction, Merrill Moses purchased 13,000,000 shares of common stock from Michael Hawitt, a former officer and director, for US$10.00. The transaction resulted in Mr. Moses holding approximately 24% of the Company's issued and outstanding common stock.

On May 23, 2013, in a private transaction, Charles C. Hooper purchased 6,500,000 shares of common stock from Michael Hawitt, a former officer and director, for US $10.00. The transaction resulted in Mr. Hooper holding approximately 12% of the Company's issued and outstanding common stock.

The transactions noted above resulted in Mr. Hawitt holding 6,000,000 shares, or 11%, of the Company's issued and outstanding common stock.

Our offices, located at 2683 Via de la Valle, Suite G418, Del Mar, CA 92014, are also the offices of our president, Merrill Moses, and are provided to us free of charge.

We have not had any transactions since the beginning of the 2013 fiscal year, or any currently proposed transactions, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under "Executive Compensation").

PROMOTERS AND CERTAIN CONTROL PERSONS

Merrill Moses is a promoter of our company as that term is defined in the rules and regulations promulgated under the Securities Act of 1933, as ameded, referred to as the "Securities Act".

DIRECTOR INDEPENDENCE

Our  common  shares  are listed on the OTC  Bulletin  Board  which does not have requirements on independence of directors. However, our Board of Directors has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in the NASDAQ Stock Market rules, and determined that we do not have any "independent directors" as defined under the rules of the NASDAQ Stock Market as Merrill Moses, our President, CEO, CFO and Treasurer, is the sole director.

                                LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

               MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND
                           RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is quoted on the OTCBB Market and trades under the symbol "NVGC." To be eligible for quotation on the OTCBB, issuers must remain current in their filings with the SEC or applicable regulatory authority.

OTCBB securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTCBB securities transactions are conducted through a telephone and computer network connecting dealers. OTCBB issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

Trading in our common stock commenced in September 2013. The high and low bid prices for our common stock since commencement of trading were $0.21 per share of common stock and $0.12 per share of common stock, respectively.

HOLDERS

As of the date of this report, there were 5 stockholders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

DIVIDENDS

Any decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

                            DESCRIPTION OF SECURITIES

COMMON STOCK

We are authorized to issue up to 125,000,000 shares of common stock, par value $0.0001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Stockholders do not have pre-emptive rights to purchase shares in any future issuance of our common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

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All  of the  issued  and  outstanding  shares  of  our  common  stock  are  duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

ANTI-TAKEOVER EFFECTS OF OUR ARTICLES OF INCORPORATION AND BY-LAWS

Our articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our bylaws and articles of incorporation, the holders of the Company's common stock do not have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company's issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company's board of directors or for a third party to obtain control of the Company by replacing its board of directors.

TRANSFER AGENT AND REGISTRAR

Our stock transfer agent is Holladay Stock Transfer of 2939 North 67th Place, Suite C, Scottsdale, Arizona as transfer agent.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company indemnifies its directors and officers to the maximum extent permitted under the laws of the State of Delaware.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                      ACCOUNTING AND FINANCIAL DISCLOSURE

We have not had any changes in, or disagreements with, our accountants since our inception.

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT

On May 23, 2013, in a private transaction, Merrill Moses purchased 13,000,000 shares of common stock from Michael Hawitt, a former officer and director, for US$10.00. The transaction resulted in Mr. Moses holding approximately 24% of the Company's issued and outstanding common stock.

On May 23, 2013, in a private transaction, Charles C. Hooper purchased 6,500,000 shares of common stock from Michael Hawitt, a former officer and director, for US $10.00. The transaction resulted in Mr. Hooper holding approximately 12% of the Company's issued and outstanding common stock.

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The transactions noted above resulted in Mr. Hawitt holding 6,000,000 shares, or
11%, of the Company's issued and outstanding common stock.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As a result of the increase in operations in the form of exploration activities on the Diamond Jim Property, we believe that we are no longer a "shell company", as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                          Description
-----------                          -----------

   3.1       Articles  of  Incorporation   [incorporated  by  reference  to  the
             Registration Statement on Form S-1 filed on May 12, 2008]

   3.2       Articles of Merger filed July 8, 2011 [incorporated by reference to
             Exhibit 3.1 to the Company's Current Report on Form 8-K filed on July 13, 2011]

   _._       Certificate of Merger? Agreement and Plan of Merger

   3.3 Bylaws [incorporated by reference to Exhibit 3.3 to the Company's Current Report on Form 8-K filed on July 13, 2011]

   10.1 Option Agreement with Western States Silver, LLC dated September 1, 2013 [incorporated by reference to the Current Report on Form 8-K filed with the SEC on September 6, 2013 File No. 000-53724]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEVADA GOLD CORP.


Date: September 17, 2013            By: /s/ Merrill Moses
                                        ----------------------------------------
                                        Merrill Moses
                                        Chief Executive Officer, Chief Financial
                                        Officer, President & Treasurer

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